UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2008

LIBERTY STAR URANIUM & METALS CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50071

(Commission File Number)

90-0175540

(IRS Employer Identification No.)

3024 E. Fort Lowell Road, Tucson, Arizona 85716

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 520-731-8786

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 31, 2008, Jon R. Young has resigned as our Chief Financial Officer. As of August 7, 2008, James Briscoe was appointed as Chief Financial Officer of our company on an interim basis. Mr. Briscoe is currently our President, Chief Executive Officer and a director of our company.

Mr. Briscoe was appointed as our Chief Executive Officer, President, Chairman and a director on February 3, 2004. Mr. Briscoe is a Registered Professional Geologist in the states of Arizona and California. During the periods of time indicated below, Mr. Briscoe served in the positions listed for the following two Canadian public companies:

Company	Title	From	To

1. Excellon	VP Exploration	April 1994	January 1996
2. JABA Inc.	CEO	January 1980	April 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

/s/ James Briscoe

James Briscoe, President and Director

Date: August 7, 2008

CW2046811.1